Exhibit 99.1
1 Subordinated Debt Offering August 2025

Forward-Looking Statements This presentation may contain statements that are based on management’s current estimates or expectations of future events or future results, and that may be deemed to constitute forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. These statements on SmartFinancial Inc.’s (“SmartFinancial” or the “Company”) business and financial results and conditions, are not historical in nature and can generally be identified by such words as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “may,” “estimate,” and similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors that may cause the actual results of SmartFinancial to differ materially from future results expressed or implied by such forward-looking statements. Such risks, uncertainties, and other factors include, among others, (1) risks associated with our growth strategy, including a failure to implement our growth plans or an inability to manage our growth effectively; (2) claims and litigation arising from our business activities and from the companies we acquire, which may relate to contractual issues, environmental laws, fiduciary responsibility, and other matters; (3) general risks related to our merger and acquisition activity, including risks associated with our pursuit of future acquisitions; (4) changes in management’s plans for the future; (5) prevailing, or changes in, economic or political conditions (including those resulting from the new administration and Congress), particularly in our market areas, including the effects of declines in the real estate market, high unemployment rates, inflationary pressures, elevated interest rates and slowdowns in economic growth, as well as the financial stress on borrowers as a result of the foregoing; (6) our ability to anticipate interest rate changes and manage interest rate risk (including the impact of higher interest rates on macroeconomic conditions, competition, and the cost of doing business and the impact of interest rate fluctuations on our financial projections, models and guidance); (7) the imposition of tariffs or trade wars (including reduced consumer spending, lower economic growth or recession, reduced demand for U.S. exports, disruptions to supply chains, and decreased demand for other banking products and services); (8) uncertain duration of trade conflicts and the magnitude of the impact that proposed tariffs may have on our customers’ businesses; (9) increased technology and cybersecurity risks, including generative artificial intelligence risks; (10) the impact of a failure in, or breach of, our operational or security systems or infrastructure, or those of third parties with whom we do business, including as a result of cyber-attacks or an increase in the incidence or severity of fraud, illegal payments, security breaches or other illegal acts impacting us and our customers; (11) credit risk associated with our lending activities; (12) changes in loan demand, real estate values, or competition; (13) developments in our mortgage banking business, including loan modifications, general demand, and the effects of judicial or regulatory requirements or guidance; (14) changes in accounting principles, policies, or guidelines; (15) changes in applicable laws, rules, or regulations; (16) adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions; (17) potential impacts of any adverse developments in the banking industry, including the impacts on customer confidence, deposit outflows, liquidity and the regulatory response thereto; (18) significant turbulence or a disruption in the capital or financial markets and the effect of a fall in stock market prices on our investment securities; (19) the effects of war or other conflicts; and (20) other general competitive, economic, political, and market factors, including those affecting our business, operations, pricing, products, or services. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in SmartFinancial’s most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, in each case filed with or furnished to the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website (www.sec.gov). Undue reliance should not be placed on forward-looking statements. SmartFinancial disclaims any obligation to update or revise any forward-looking statements contained in this presentation, which speak only as of the date hereof, whether as a result of new information, future events, or otherwise. DISCLOSURES 2 Non-GAAP Financial Measures Statements included in this presentation include measures not recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered Non-GAAP financial measures (“Non-GAAP”) and should be read along with the accompanying tables, which provide a reconciliation of Non-GAAP financial measures to GAAP financial measures. SmartFinancial management uses several Non-GAAP financial measures and ratios derived therefrom in its analysis of SmartFinancial's performance, including: (i) Operating earnings (ii) Operating ROAA (iii) Operating ROATCE (iv) Diluted operating EPS (v) Operating revenue (vi) Operating pre-provision net revenue (“PPNR”) earnings (vii) Operating noninterest income (viii) Operating noninterest expense (ix) Operating efficiency ratio (x) Tangible common equity (xi) Tangible common equity (excluding Accumulated Other Comprehensive income (loss) (“AOCI”)) (xii) Average tangible common equity (xiii) Tangible book value per common share (xiv) Tangible book value per common share (excluding AOCI) (xv) Tangible assets Operating earnings, operating ROAA, operating ROATCE, diluted operating EPS, operating revenue, operating PPNR earnings, operating noninterest income and operating noninterest expense exclude non-operating related income and expense items from net income, noninterest income and noninterest expense, respectively. Operating efficiency ratio is the quotient of operating noninterest expense divided by the sum of net interest income adjusted for taxable equivalent yields plus operating noninterest income. Tangible common equity and average tangible common equity excludes goodwill and other intangible assets from shareholders' equity and average shareholders' equity, respectively. Tangible common equity (excluding AOCI) excludes goodwill and other intangible assets from shareholders’ equity and accumulated other comprehensive income (loss). Tangible book value per common share is tangible common equity divided by common shares outstanding. Tangible book value per common share (excluding AOCI) is tangible common equity (excluding AOCI) divided by common shares outstanding. Tangible assets excludes goodwill and other intangibles from total assets. A detailed reconciliation of these items and the ratios derived therefrom is available in the Non-GAAP reconciliations. Management believes that Non-GAAP financial measures provide additional useful information that allows investors to evaluate the ongoing performance of SmartFinancial and provide meaningful comparisons to its peers. Management also believes these Non-GAAP financial measures enhance investors' ability to compare period-to-period financial results and allow investors and SmartFinancial management to view our operating results excluding the impact of items that are not reflective of the underlying operating performance. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider SmartFinancial's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of SmartFinancial. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. Unless otherwise indicated, all financial data contained in this presentation is as of 6/30/25

The information contained in this presentation is a summary and it is not complete. It has been prepared for use only in connection with the private placement (the “Placement”) of securities (the “Securities”) of SmartFinancial, the holding company of SmartBank (the “Bank”). The Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are being offered in a private placement exempt from registration under the Securities Act and other applicable securities laws. As a result, the Securities may not be re-offered or re-sold absent registration or an applicable exemption from the registration requirements. The Securities are not deposits or accounts that are insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The information in this presentation may not be reproduced or redistributed, passed on or divulged, directly or indirectly, to any other person and is subject to the letter agreement regarding confidentiality between the Company and the original recipient of this presentation. The Company reserves the right to request the return of this presentation at any time. This presentation is for informational purposes only and is being furnished on a confidential basis to a limited number of institutional accredited investors and qualified institutional buyers. Any such offering may be made only by a purchase agreement and the information contained herein will be superseded in its entirety by such purchase agreement. This presentation does not contain all of the information you should consider before investing in securities of SmartFinancial and should not be construed as investment, legal, regulatory or tax advice. Each potential investor should review the purchase agreement, make such investigations as it deems necessary to arrive at an independent evaluation of an investment in the Securities mentioned in this presentation (including, without limitation, reviewing the information being provided by SmartFinancial concurrently with this presentation) and should consult its own legal counsel and financial, accounting regulatory and tax advisors to determine the risks of such an investment prior to making an investment decision and should not rely on any information set forth in this presentation. The information contained in this presentation is being furnished solely for the purpose of enabling prospective investors to determine whether they wish to proceed with further investigation of SmartFinancial and the Placement. As it is a summary, such information is not intended to and does not contain all the information that you will require to form the basis of any investment decision. The information contained herein speaks as of the date hereof. Neither the delivery of this information or any eventual sale of the Securities shall, under any circumstances, imply that the information contained herein is correct as of any future date or that there has been no change in the Company’s business affairs described herein after the date hereof. Nothing contained herein is, or should be relied upon as, a promise or representation as to future performance. Neither the Company nor any of its affiliates undertakes any obligation to update or revise this presentation. SmartFinancial anticipates providing you with the opportunity to ask questions, receive answers, obtain additional information upon reasonable request and complete your own due diligence review concerning SmartFinancial and the Placement prior to entering into any agreement to purchase Securities. By accepting delivery of the information contained herein, you agree to undertake and rely upon your own independent investigation and analysis and consult with your own legal counsel and financial, accounting, regulatory and tax advisors regarding SmartFinancial and the merits and risks of an investment in the Securities, including all related legal, investment, tax and other matters. SmartFinancial shall not have any liability for any information included in this presentation or otherwise made available in connection with the Placement, except for liabilities expressly assumed by SmartFinancial in the definitive purchase agreement and the related documentation for each purchase of Securities. The information contained herein does not constitute an offer to sell or a solicitation of an offer to purchase the Securities described herein nor shall there be any sale of such Securities in any State or jurisdiction in which such an offer or solicitation is not permitted or would be unlawful. Each investor must comply with all legal requirements in each jurisdiction in which it purchases, offers, or sells the Securities, and must obtain any consent, approval or permission required by it in connection with the Securities or the Placement. SmartFinancial does not make any representation or warranty regarding, and has no responsibility for, the legality of an investment in the Securities under any investment, securities or similar laws. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, THE FDIC, OR ANY OTHER GOVERNMENT AGENCY, NOR HAS THE SEC THE FDIC OR ANY OTHER GOVERNMENT AGENCY PASSED ON THE ADEQUACY OR ACCURACY OF THIS PRESENTATION. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL Certain of the information contained in this presentation may be derived from information provided by industry sources. SmartFinancial believes that such information is accurate and that the sources from which it has been obtained are reliable. SmartFinancial cannot guarantee the accuracy of such information, however, and has not independently verified such information. SAFE HARBOR STATEMENT 3

OFFERING DETAILS: 4 Issuer: SmartFinancial, Inc. (NYSE: SMBK) Amount: $80 - $100 million Settlement Mechanics: DTC Credit Rating: BBB- (KBRA) Capital Treatment: Tier 2 qualifying; proceeds can be down-streamed to SmartBank to qualify as tier 1 capital Coupon: [•]% fixed for five years; floating quarterly thereafter at 3-month term SOFR + [•] bps Format: 4(a)(2) Private Placement with Registration Rights Use of Proceeds: Redeem $40 million of Fixed-to-Floating Rate Subordinated Notes due October 2, 2028 and general corporate purposes Security: Subordinated Notes (Holdco) Term: 10-year maturity, non-call 5 years (fixed-to-floating) Issuer Redemption: Callable at par beginning five years prior to maturity Placement Agents: Raymond James & Associates (lead), Keefe, Bruyette & Woods, A Stifel Company Co-Placement Agent: Performance Trust Capital Partners

5 PRESENTERS Executive Vice President & Chief Credit Officer 11+ years with SMBK Rhett Jordan Rhett serves as Executive Vice President & Chief Credit Officer of SmartBank. Prior to joining the SmartBank team, Rhett served as the Senior Vice President & East TN Credit Officer for Regions Bank in Knoxville. He also served as the Chief Credit Officer for BankEast in Knoxville. Rhett attended Samford University where he received his Bachelor of Science degree in Business Administration with a Management concentration. Later, he received his MBA from Spring Hill College in Mobile, Alabama. Billy Carroll President & Chief Executive Officer 19+ years with SMBK Billy Carroll is the President and Chief Executive Officer of SmartBank. Mr. Carroll, also a founding Director of SmartBank, has held the position since the Bank’s inception. A graduate of the University of Tennessee, he earned his bachelor’s degree in business administration in 1990. Following graduation, Mr. Carroll worked for Kraft CPAs in Nashville, TN. He joined Citizens National Bank in 1992 where he held various management positions, including Executive Vice President and Chief Financial Officer. Ron Gorczynski Executive Vice President & Chief Financial Officer 7+ years with SMBK Ron Gorczynski is an Executive Vice President & Chief Financial Officer for SmartBank. Ron oversees budgeting, forecasting, analysis, and planning the strategic vision of the bank. Prior to joining SmartBank, Ron served as the Chief Accounting Officer for the Bank of North Carolina in High Point, NC. While serving in this position, he had extensive involvement with corporate responsibilities, including investor relations and corporate governance.

6 SMARTFINANCIAL: EXPANDING SOUTHEAST FRANCHISE $5.5 Billion in Total Assets $4.1 Billion in Total Loans We are building a culture where Associates thrive and are empowered to be leaders. The core values that we have established as a company help us operate in unison and have become a critical part of our culture. Our Associates are key to SmartBank’s success. $4.9 Billion in Total Deposits 42 Total Branches Nashville Knoxville Huntsville Tuscaloosa Mobile Pensacola Birmingham Auburn Tallahassee Dothan Montgomery SmartBank Branch Offices Chattanooga 1) 2024 Great Place to Work survey Panama City 1 94%

$1.0 $1.1 $1.7 $2.3 $2.4 $3.3 $4.6 $4.6 $4.8 $5.3 $5.5 $- $1 $2 $3 $4 $5 $6 $7 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 7 SMARTBANK JOURNEY: LOOKING AHEAD Validation: Scaling: Leveraging: • Focused on validating platform and substantiating market need • Completed Cornerstone merger-of-equals • Completed functional initial public offering • Began expanding commercial banking product offering • Quickly recognized the need for scale to spread operating cost over larger asset base • Focused on building scale through asset growth with emphasis on fee revenue drivers • Completed four bank acquisitions • Acquired Fountain Equipment Finance • Started dealer floor plan lending unit • Expanded into seven new de novo markets • Broadened Treasury Management and commercial banking product package • Implemented several multi-year IT infrastructure projects • Consolidated inconsistent legacy products, services and operational procedures • Focus on leveraging existing investments to efficiently deploy capital and enhance EPS and ROATCE • Strategic hiring supported by existing infrastructure • Further investment in commercial banking business • Heightened focus on commercial sales process • Targeted business relationship generation and client profitability profiles • Operational and product enhancement in key areas (Treasury Management, digital capabilities, etc.) • M&A focus shifted to strategics and/or “needle moving” opportunities $ in Billions, unless otherwise indicated Strategic Focus: Leverage Existing Infrastructure Investments to Drive Profitability and Optimize Efficiency

MARKET AREA: BUILDING DENSITY IN ATTRACTIVE SOUTHEAST MARKETS 8 ► Production Team: 45 ► Loans: 60% ► Deposits: 63% ► ’21-’25 Loan Growth: 10% Tennessee Source: S&P Market Intelligence; U.S. Census; https://www.cnbc.com/americas-top-states-for-business/ 1) Production team includes relationship managers, market leaders, regional and divisional presidents responsible for meeting business production goals 2) Market loan and deposit percentages shown as a percentage of the total loans and deposits of SmartBank as of 6/30/25, respectively 3) 12/31/21 – 6/30/25 Compound Annualized Growth Rate based on market loan growth over the time period Profile by Market Area: Abundant Organic Opportunity US Population Migration: Strong Migration into Great Markets 1,2,3 ► Production Team: 28 ► Loans: 25% ► Deposits: 28% ► ’21-’25 Loan Growth: 27% Alabama ► Production Team: 13 ► Loans: 15% ► Deposits: 9% ► ’21-’25 Loan Growth: 11% Coastal Projected Population CAGR through 2030 AMERICA’S TOP STATES FOR BUSINESS 2025 N. CAROLINA: #1 FLORIDA: #3 GEORGIA: #7 TENNESSEE: #8 S. CAROLINA: #18 ALABAMA: #19 Knoxville Nashville Huntsville Pensacola Birmingham Tallahassee Montgomery Chattanooga Mobile Auburn Dothan Tuscaloosa Panama City >0.75% 0.75% to 0.50% 0.50% to 0.00% <0.00% Southeast Population Growth Expected to Continue

$9,600 $11,705 $- $2, 000 $4, 000 $6, 000 $8, 000 $10, 000 $12, 000 $14, 000 $16, 000 $0.61 $0.69 $- $0 $0 $0 $0 $1 $1 $1 $1 $1 $36,691 $49,241 $10, 000 $15, 000 $20, 000 $25, 000 $30, 000 $35, 000 $40, 000 $45, 000 $50, 000 $55, 000 $2,653 $4,124 $100 $600 $1, 100 $1, 600 $2, 100 $2, 600 $3, 100 $3, 600 $4, 100 $4, 600 $3,799 $4,872 $2, 000 $2, 500 $3, 000 $3, 500 $4, 000 $4, 500 $5, 000 $5, 500 0.14%0.19% $- $0 $0 $0 $0 $0 9 GAAP KEY MEASURE TRENDS: $ in Thousands Net Income: Diluted Earnings Per Share: Total Revenue: Loans HFI: Deposits: NPAs / Assets: $ in Thousands $ in Millions $ in Millions Diluted Earnings Per Share: Net Income / Diluted Common Shares Outstanding Total Revenue: Net Interest Income + Total Non-Interest Income Loans HFI: Total Loans Held for Investment NPAs / Assets: Total Nonperforming Assets / Total Assets

$9,911 $11,708 $( 1, 000) $1, 000 $3, 000 $5, 000 $7, 000 $9, 000 $11, 000 $13, 000 $15, 000 $0.63 $0.69 $- $0 $0 $0 $0 $1 $1 $1 $1 $1 $13,801 $16,676 $- $5, 000 $10, 000 $15, 000 $20, 000 1.00% 0.88% $- $0 $0 $0 $0 $0 $0 13.26% 11.53% $- $0 $0 $0 $0 $0 $0 $0 $0 $0 $19.03 $24.42 $16 $18 $20 $22 $24 $26 10 NON-GAAP KEY MEASURE TRENDS1 : 1) Operating Earnings, Diluted Operating EPS, Operating PPNR Earnings, Operating ROAA, Operating ROATCE, Tangible Book Value Per Share and Tangible Common Equity are all Non-GAAP financial measures. For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix $ in Thousands Operating Earnings: Diluted Operating EPS: Operating PPNR Earnings: Operating ROAA: Operating ROATCE: Tangible Book Value Per Share: $ in Thousands Operating Diluted Earnings Per Share: Operating Earnings / Diluted Common Shares Outstanding Operating Pre-Provision Net Revenue Earnings: Net Interest Income + Operating Non-Interest Income – Operating Non-Interest Expense Operating Non-Interest Income: Non-Interest Income Adjusted for Non-Operating, Non-Recurring Items Operating Non-Interest Expense: Non-Interest Expense Adjusted for Non-Operating, Non-Recurring Items Operating Return on Average Assets: Operating Earnings / Average Assets Tangible Book Value Per Share: Tangible Common Equity / Total Common Shares Outstanding Tangible Common Equity: Total Common Equity Less Goodwill, Core Deposit and Other Intangibles Operating Earnings: Net Income Adjusted for Non-Operating, Non-Recurring Items Operating Return on Average Tangible Common Equity: Operating Earnings / Average Tangible Common Equity Tangible Common Equity: Total Common Equity Less Goodwill, Core Deposit and Other Intangibles $ in Thousands

23% 23% 22% 22% 23% 28% 28% 28% 28% 27% 20% 20% 20% 19% 19% 8% 8% 9% 9% 9% 19% 19% 19% 20% 19% $3,574 $3,717 $3,906 $3,992 $4,124 2Q24 3Q24 4Q24 1Q25 2Q25 CRE, OO CRE, NOO C&I C&D Consumer RE Leases & Other $2,382 $2,693 $3,254 $3,444 $3,906 $3,992 $4,124 5.86% 5.88% 5.99% 3. 00% 4. 00% 5. 00% 6. 00% 7. 00% 8. 00% 9. 00% 10. 00% $- $500 $1, 000 $1, 500 $2, 000 $2, 500 $3, 000 $3, 500 $4, 000 2020Y 2021Y 2022Y 2023Y 2024Y 1Q25 2Q25 11 LOAN PORTFOLIO: SOLID MARKETS PROVIDING OPPORTUNITY Total Loans CAGR of 13% Since 2020 $ in Millions, unless otherwise indicated Average Loan Yield (excluding accretion & fees) Loan Composition History of Consistent Organic Growth

1-4 Family (NOO) 18% Resi/Comm Land Dev. 12% Resi/Comm Land 18% CRE (OO) 13% CRE (NOO) 21% Multifamily 22% Hotel & Hospitality 31% Retail Space 9% Office Space 12% Ind. & Warehouse 6% Misc. 16% 12 LOAN CONCENTRATION: WELL BALANCED EXPOSURE Non-Owner Occupied CRE Exposure By Segment Highly Diversified with Seasoned Client Base Construction & Development Exposure By Type1 Concentration Risk Closely Monitored 1) 1-4 Family (OO) includes owner-occupied primary and secondary residence construction loans; 1-4 Family (NOO) includes speculative and investment property residential construction loans; Resi/Comm Land Dev. includes primary, secondary, investment and commercial land development loans; Resi/Comm Land includes residential and commercial improved and unimproved land loans; Multifamily includes 5 or more residential property loans; CRE (OO) includes construction loans for owner-occupied commercial real estate including hotel & hospitality, retail, office, industrial & warehouse, self-storage and other commercial real estate; CRE (NOO) includes construction loans for non-owner occupied commercial real estate including hotel & hospitality, retail, office, industrial & warehouse, self-storage and other commercial real estate 2) Outstanding net book value balance shown $1.1 Billion2 - 27% of Total Loans $393 Million2 - 10% of Total Loans

$9,975 $12,619 $10,088 $10,365 $10,462 0.20% 0.26% 0.19% 0.19% 0.19% - 0.10% 0.10% 0.30% 0.50% 0.70% 0.90% 1.10% 1.30% 1.50% $- $2, 000 $4, 000 $6, 000 $8, 000 $10, 000 $12, 000 $14, 000 $16, 000 2Q24 3Q24 4Q24 1Q25 2Q25 Nonperforming Loans and Leases OREO & Other Repos Nonperforming Assets / Total Assets 277% 287% 303% 304% 301% 63% 67% 76% 73% 78% 0% 50% 100% 150% 200% 250% 150% 170% 190% 210% 230% 250% 270% 290% 310% 330% 350% 2Q24 3Q24 4Q24 1Q25 2Q25 CRE Loans / Capital C&D Loans / Capital $10,430 $13,903 $15,248 $15,474 $12,882 0.29% 0.37% 0.39% 0.39% 0.31% - 0.10% 0.10% 0.30% 0.50% 0.70% 0.90% 1.10% 1.30% 1.50% 1.70% $2, 000 $4, 000 $6, 000 $8, 000 $10, 000 $12, 000 $14, 000 $16, 000 $18, 000 $20, 000 2Q24 3Q24 4Q24 1Q25 2Q25 Total Delinquent & Nonaccrual Loans & Leases Total Delinquent & Nonaccrual Loans & Leases / Total Loans & Leases 0.28% 0.27% 0.30% 0.24% 0.24% 0.05% 0.15% 0.02% 0.01% 0.01% - 0.10% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 2Q24 3Q24 4Q24 1Q25 2Q25 Classified Loans and Leases / Total Loans & Leases Net Chargeoffs $34,690 $35,609 $37,423 $38,175 $39,776 0.97% 0.96% 0.96% 0.96% 0.96% 0.00% 0.50% 1.00% 1.50% 2.00% $- $2, 000 $4, 000 $6, 000 $8, 000 $10, 000 $12, 000 $14, 000 $16, 000 $18, 000 $20, 000 $22, 000 $24, 000 $26, 000 $28, 000 $30, 000 $32, 000 $34, 000 $36, 000 $38, 000 $40, 000 $42, 000 $44, 000 $46, 000 $48, 000 $50, 000 2Q24 3Q24 4Q24 1Q25 2Q25 Allowance for Credit Losses (ACL) ACL / Loans HFI 13 Credit Quality Delinquent and Nonaccruals / Total Loans Nonperforming Assets Commercial Real Estate Concentration ASSET QUALITY: STRONG UNDERWRITING PAYS DIVIDENDS $ in Thousands, unless otherwise indicated Allowance Reconciliation

21% 20% 21% 18% 19% 23% 19% 18% 18% 17% 44% 43% 44% 44% 44% 12% 18% 18% 19% 20% $4,317 $4,322 $4,686 $4,809 $4,872 2Q24 3Q24 4Q24 1Q25 2Q25 Noninterest Demand Interest-Bearing Demand Money Market and Savings Time Deposits $2,805 $4,022 $4,077 $4,268 $4,686 $4,809 $4,872 2.51% 2.37% 2.39% 0. 00% 1. 00% 2. 00% 3. 00% 4. 00% 5. 00% $- $1, 000 $2, 000 $3, 000 $4, 000 $5, 000 2020Y 2021Y 2022Y 2023Y 2024Y 1Q25 2Q25 14 DEPOSIT PORTFOLIO: DEFENDING DEPOSIT MARKET SHARE Total Deposits Loans to Deposits Ratio of 85% $ in Millions, unless otherwise indicated Average Total Deposit Cost Deposit Composition Complexion Change as Cost Optimization Occurs

$129 $141 $3 $50 $49 $121 $37 $78 $36 $- $- $50 $100 $150 $200 $250 $300 UST/Agency MBS Fixed ARM CMO Fixed CMO Float Agen CMBS Small Bus Municipal Corporate CDs 3.60% 3.59% 3.54% 3.42% 3.41% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2Q24 3Q24 4Q24 1Q25 2Q25 Sec. Yield (AFS/HTM) 15 SECURITIES DETAIL: STABLE YIELDS AND CASHFLOW $ in Millions, unless otherwise indicated Portfolio Summary Weighted Average Portfolio Yield Portfolio Mix by Book Value Risk Adverse Portfolio Designed for Liquidity $644 Million Book Value 3.35% Book Yield ($39) Million Unrealized Loss • ($23) Million in Available-for-Sale Securities (AFS) • ($16) Million in Held-to-Maturity (HTM) 4.9 Year Average Life 3.2 Year Effective Duration 82% / 18% (AFS / HTM) 1 1) Based on the weighted average of the AFS & HTM securities portfolio. Yields related to investment securities exempt from income taxes are stated on a taxable-equivalent basis assuming a federal income tax rate of 21.0%

16 REPRICING SCHEDULE: YIELD ENHANCEMENT UNDERWAY $106 Million in Fixed Rate Loans Yielding 4.73% Maturing by 2025 Year End $48 Million in Adjustable-Rate Loans Yielding 6.14% Maturing or Repricing by 2025 Year End2028 & ($ in millions) 3Q25 4Q25 2026 2027 Beyond Loan Repricing Schedule: Fixed Rate Loans $ 44 $ 62 $ 294 $ 361 $ 1,222 Weighted Average Yield 5.20% 4.40% 4.94% 5.10% 5.55% Adjustable Rate Loans $ 20 $ 28 $ 134 $ 106 $ 394 Weighted Average Yield 6.14% 6.13% 4.90% 4.57% 6.29% Investment Cashflow Schedule: Principal Cashflow $ 17 $ 14 $ 65 $ 89 $ 434 Yield Roll-Off 4.47% 3.84% 3.31% 2.54% 3.61% Quarterly FYE

105% 98% Peer Average SMBK 89% 85% Peer Average SMBK 17 LIQUIDITY OVERVIEW: PRUDENTLY MANAGING LIQUIDITY 1) Peer average based on most recently reported period results for each peer; peers include major exchange traded banks in the Southeast with assets between $2.5 billion and $10.0 billion 2) Federal Reserve Board discount window borrowing capacity shown as of 6/30/25 Source: S&P Global Loan + Securities / Deposit Ratio (Most Recent Quarter Period End) Loan / Deposit Ratio (Most Recent Quarter Period End) Other Liquidity Sources Access to a Variety of Funding Robust Liquidity on Hand $1.8 Billion in Untapped Liquidity Sources $578 Million in On-Balance Sheet Liquidity 1.6x Liquidity to Uninsured Deposit Ratio 1 1 $ in Millions, unless otherwise indicated 2 Total Amount Net Available Used Availability Current On-Balance Sheet: Cash & Cash Equiv. $365 $0 $365 Unpledged Securities 160 0 160 Available Sources of Liquidity: Fed Funds 96 0 96 FHLB 948 235 713 FRB 413 0 413 HC LoC 35 4 31 Total Liquidity $2,017 $239 $1,778

2Q24 3Q24 4Q24 1Q25 2Q25 Cash Yield 5.52% 5.41% 4.67% 4.60% 4.60% Sec. Yield (AFS & HTM)1 3.60% 3.59% 3.54% 3.42% 3.41% Loans (less Accr. & Fees) 5.80% 5.95% 5.95% 5.88% 5.99% Loan Accr. & Fees 0.06% 0.07% 0.09% 0.08% 0.08% Loan Yield (incl. Accr. & Fees) 5.87% 6.02% 6.04% 5.97% 6.07% IE Asset Yield 5.52% 5.65% 5.64% 5.56% 5.65% Net Interest Margin (FTE) 2.97% 3.11% 3.24% 3.21% 3.29% $343 $193 $388 $423 $365 $630 $629 $609 $625 $627 12.9% 12.8% 11.5% 11.6% 11.4% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% $- $100 $200 $300 $400 $500 $600 $700 $800 $900 2Q24 3Q24 4Q24 1Q25 2Q25 Cash and Cash Equiv. Securities (AFS/HTM) Securities (AFS/HTM) / Total Assets $32,814 $35,032 $37,783 $38,238 $40,343 $7,321 $9,139 $8,966 $8,597 $8,902 $40,135 $44,171 $46,749 $46,835 $49,245 2.97% 3.11% 3.24% 3.21% 3.29% $18, 000 $23, 000 $28, 000 $33, 000 $38, 000 $43, 000 $48, 000 2.60% 2.80% 3.00% 3.20% 3.40% 3.60% 3.80% 4.00% 2Q24 3Q24 4Q24 1Q25 2Q25 Net Interest Income Operating Noninterest Income Net Interest Margin (FTE) 18 LIQUIDITY MANAGEMENT: MARGIN INFLECTION UNDERWAY Cash and Securities Margin / Operating Revenue2 1) Based on the weighted average of the AFS/HTM securities portfolio. Yields related to investment securities exempt from income taxes are stated on a taxable-equivalent basis assuming a federal income tax rate of 21.0% 2) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix 2 $ in Millions, unless otherwise indicated $ in Thousands, unless otherwise indicated

$1,983 48% $634 15% $1,531 37% Fixed Rate LT Variable ST Variable $3,280 , 1.9% $1,754 , 1.0% $(2,834), -1.7% Interest Income % Change Shock -200bps Shock -100bps Shock +100bps $1,254 , 0.7% $672 , 0.4% $(1,157), -0.7% Interest Income % Change Ramp -200bps Ramp -100bps Ramp +100bps 19 INTEREST RATE SENSITIVITY Fixed vs. Variable Rate Loans Static Shock / Rate Ramp Analysis1 1) Based on 12-month static rate shock and ramp analysis as of 6/30/25. These estimates of changes in SmartFinancial’s net interest income require us to make certain assumptions including loan and mortgage-related investment prepayment speeds, reinvestment rate, deposit maturities and decay rates. These assumptions are inherently uncertain and, as a result, we cannot precisely predict the impact of changes in interest rates on net interest income. Although our analysis provides an indication of our interest rate risk exposure at a particular point in time, such estimates are not intended to, and do not, provide a precise forecast of the effect of changes in market interest rates and will differ from actual results $2.0 Billion Fixed Rate Loans $2.2 Billion Variable Rate Loans • $1.5 Billion Short-Term Variable Rate (Resetting within 1 - 3 Months) • $634 Million Long-Term Variable Rate (Resets > 3 Months) $ in Millions, unless otherwise indicated $ in Thousands, unless otherwise indicated

$7,321 $9,139 $8,966 $8,597 $8,902 2Q24 3Q24 4Q24 1Q25 2Q25 Service Charges on Deposit Accounts Mortgage Banking Income Investment Services Income Insurance Commissions Interchange Fees Other Noninterest Income 20 NONINTEREST REVENUE DETAILS: GROWING FEE INCOME Operating Noninterest Income1 Focused on Recurring Fee Income 1) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix Differentiated Revenue Streams Building a Family of Diversified Revenue Generators $ in Thousands, unless otherwise indicated

72% 69% 69% 68% 66% 2Q24 3Q24 4Q24 1Q25 2Q25 Operating Efficiency Ratio $29,201 $30,846 $32,291 $32,296 $32,569 2Q24 3Q24 4Q24 1Q25 2Q25 Salaries & Benefits Occupancy & Equipment Data Processing & Technology Professional Services Amortization of Intangibles Other Noninterest Expense 21 1) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix OPERATING EXPENSE: FOCUS ON EXPENSE CONTAINMENT Operating Efficiency Ratio1 Operating Noninterest Expense1 1 $ in Thousands, unless otherwise indicated

$17.92 $19.26 $19.09 $20.76 $22.85 $24.42 $17.77 $19.17 $21.18 $22.29 $24.25 $25.43 $8. 00 $10. 00 $12. 00 $14. 00 $16. 00 $18. 00 $20. 00 $22. 00 $24. 00 $26. 00 2020Y 2021Y 2022Y 2023Y 2024Y 2Q25 TBV Per Share Adj. TBV Per Share (Excl. AOCI) 7.7% 8.0% 7.5% 7.6% 7.7% 2Q24 3Q24 4Q24 1Q25 2Q25 10.1% 10.1% 9.8% 9.8% 9.7% 2Q24 3Q24 4Q24 1Q25 2Q25 8.3% 8.4% 8.3% 8.2% 8.3% 2Q24 3Q24 4Q24 1Q25 2Q25 11.7% 11.6% 11.1% 11.2% 11.1% 2Q24 3Q24 4Q24 1Q25 2Q25 CAPITAL: WELL CAPITALIZED – BUILDING BOOK VALUE 1) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix 22 Note: Capital ratio data as of the most recent period ended 6/30/25 Tangible Common Equity (TCE) / Tangible Assets (TA)1 CET1 Ratio Total Capital Ratio Leverage Ratio Basel III Regulatory Capital Minimum To Be Considered “Well Capitalized” Building Shareholder Value Tangible Book Value Per Share (TBVPS)1 $7.66 TBVPS1 Created 2020 – 2025 (Excluding Accumulated Other Comprehensive Income) $0.08 2025 Per Share Quarterly Dividend 5% Well Capitalized 10% Well Capitalized 6.5% Well Capitalized 1 1

$0.48 $0.67 $0.69 $0.46 $0.67 $0.69 2Q24 1Q25 2Q25 GAAP EPS Diluted Operating EPS $27.91 $29.73 $30.51 $21.66 $23.61 $24.42 2Q24 1Q25 2Q25 BV Per Share TBV Per Share 0.66% 0.87% 0.88% 0.64% 0.87% 0.88% 2Q24 1Q25 2Q25 GAAP ROAA Operating ROAA 8.9% 11.6% 11.5% 8.7% 11.6% 11.5% 2Q24 1Q25 2Q25 ROATCE Operating ROATCE AOCI Impact 23 Unless otherwise indicated, financial data as of or for the three months ended 6/30/25 1) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix 2) QoQ: Quarter-over-Quarter 3) “Loans” for purposes of this presentation includes all SmartFinancial loans and leases 4) AOCI: Accumulated Other Comprehensive Income QUARTERLY HIGHLIGHTS: SECOND QUARTER 2025 11% QoQ2 Annualized Tang. Book Value Per Share Growth (Excluding AOCI)1,4 $0.69 Diluted Operating EPS1 0.88% Operating Return on Average Assets1 11.5% Operating Return on Average Tang. Common Equity1 66% Operating Efficiency Ratio1 5% QoQ Annualized Deposit Growth 13% QoQ Annualized Organic Loan3 Growth 85% Loan / Deposit Ratio3 0.19% Non-Performing Assets / Assets $5.5 Billion in Total Assets Diluted Earnings Per Share Book Value Per Share Return on Average Assets Return on Average Tangible Common Equity 1 1 1 1 1,4 $25.43 $24.42 $24.76 $23.61 $21.66 $23.18

WHY SMARTBANK: INVESTMENT HIGHLIGHTS 24 Franchise Scarcity Value – Building Southeast Density Engaged Management Team Stable Markets Experiencing Population Expansion Valuable Deposit Base Growing Business Lines with Revenue Diversification Solid Credit Quality and Underwriting History of Defending Book Value and Delivering Shareholder Value $

PRO FORMA CAPITAL RATIOS (AS OF 6/30/2025) Note: Assumes $10MM of cash from the transaction held at the holding company; approximately $40MM used to repay SmartFinancial's existing Fixed-to-Floating Rate Subordinated Notes due October 2, 2028; remaining proceeds 25 down streamed to the bank; Assumes 1.25% gross spread and $250k of fixed issuance costs Pro Forma Balance Sheet $80.0MM $ in Thousands SMBK Sub Debt Sub Debt Pro Forma 6/30/2025 Redemption Issuance 6/30/2025 Assets Cash and Cash Equivalents $ 365,096 $ - $ - $ 365,096 Securities 641,383 (39,942) 78,750 680,191 Gross Loans 4,129,546 - - 4,129,546 Allowance for Loan Losses (39,776) - - (39,776) PPE 90,204 - - 90,204 Intangibles 103,588 - - 103,588 Other Assets 200,822 - - 200,822 Total Assets $ 5,490,863 $ (39,942) $ 78,750 $ 5,529,671 Liabilities & Shareholders' Equity Deposits $ 4,872,120 $ - $ - $ 4,872,120 Borrowings 6,966 - - 6,966 Subordinated Debt 39,726 (39,726) 78,750 78,750 Other Liabilities 52,924 - - 52,924 Total Liabilities $ 4,971,736 $ (39,726) $ 78,750 $ 5,010,760 Total Equity $ 519,127 $ (216) $ - $ 518,911 Total Liabilities & Shareholders' Equity $ 5,490,863 $ (39,942) $ 78,750 $ 5,529,671 Consolidated Capital Ratios TCE Ratio 7.7% 7.7% Leverage Ratio 8.3% 8.2% CET 1 Capital 9.7% 9.7% Tier 1 Capital 9.7% 9.7% Total Risk-Based Capital 11.1% 12.2% Bank-Level CRE Concentration 301% 284% Bank-Level C&D Concentration 78% 73%

PRO FORMA DOUBLE LEVERAGE & INT. COVERAGE Note: Assumes $10MM of cash from the transaction held at the holding company, 1.25% gross spread, $250k of fixed issuance costs, 7.25% coupon & 4.25% yield on proceeds 26 1) Approximately $40MM used to repay SmartFinancial's existing Fixed-to-Floating Rate Subordinated Notes due October 2, 2028 $ in Thousands Offering Assumptions Subordinated Debt $ 80,000 Existing Subordinated Debt Redeemed(1) 40,000 Net Proceeds Down-streamed to Bank 28,750 Double Leverage Year ended, Year to date, 2023 2024 6/30/2025 Bank-Level Equity $ 501,650 $ 522,891 $ 552,150 Consolidated Equity 459,886 491,461 519,127 Double Leverage Ratio (%) 109% 106% 106% Pro-Forma Bank-Level Equity Assuming $28.8 Million Down-streamed to Bank $ 580,900 Pro-Forma Double Leverage Ratio (%) 112% Interest Coverage Year ended, Year to date, 2023 2024 6/30/2025 Total Deposit Interest $ 84,259 $ 109,260 $ 55,636 Other Borrowing Interest 3,704 4,509 1,612 Total Interest Expenses $ 87,963 $ 113,769 $ 57,248 Pre-tax Income $ 36,226 $ 45,459 $ 27,820 Interest Coverage (including deposit expense) 1.4x 1.4x 1.5x Interest Coverage (excluding deposit expense) 10.8x 11.1x 18.3x New Subordinated Debt Interest Expense from $80 Million Raise (6 months | 7.25%) $ 2,900 Less: Subordinated Debt Refinance Savings 1,472 Net Impact of Offering $ 1,428 Pro Forma Interest Coverage (including deposit expense) 1.5x Pro Forma Interest Coverage (excluding deposit expense) 10.0x

THANK YOU FOR YOUR INTEREST IN OUR COMPANY 27 5401 Kingston Pike, Suite 600 Knoxville, TN 37919

APPENDIX 28

29 Note: For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix; percentage change may differ due to rounding INCOME STATEMENT: DETAILED SECOND QUARTER RESULTS 1Q25 2Q24 ($ in thousands, except per share data) 2Q25 1Q25 2Q24 % Chg. % Chg. Net Interest Income $ 40,343 $ 38,238 $ 32,814 6% 23% Provision for Credit Losses 2,411 979 883 Noninterest Income 8,898 8,597 7,604 4% 17% Noninterest Expense 32,569 32,296 29,201 1% 12% Income Tax Expense 2,556 2,306 2,331 Net Income (GAAP) $ 11,705 $ 11,254 $ 8,003 4% 46% Non-GAAP Reconciliations Noninterest Income 4 - (283) Noninterest Expense - - - Income Tax Effect Of Adjustments (1) - 73 Operating Earnings (Non-GAAP) $ 11,708 $ 11,254 $ 7,793 4% 50% Operating PPNR Earnings (Non-GAAP) $ 16,676 $ 14,539 $ 10,934 15% 53% 1Q25 2Q24 Non-GAAP Performance Metrics 2Q25 1Q25 2Q24 % Chg. % Chg. Diluted Operating Earnings Per Share $ 0.69 $ 0.67 $ 0.46 4% 50% Tangible Book Value Per Common Share $ 24.42 $ 23.61 $ 21.66 3% 13% Operating Return on Average Assets 0.88% 0.87% 0.64% Operating PPNR Return on Average Assets 1.25% 1.12% 0.90% Operating Return on Average Tang. Common Equity 11.5% 11.6% 8.7% Operating Efficiency Ratio 65.7% 68.5% 72.1% 2Q25 vs. 2Q25 vs.

NON-GAAP RECONCILIATION 30 1. Operating return on average assets (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average assets. 2. Operating PPNR return on average assets (Non-GAAP) is the annualized operating PPNR earnings (Non-GAAP) divided by average assets. 3. Return on average tangible common equity (Non-GAAP) is the annualized net income divided by average tangible common equity (Non-GAAP). 4. Operating return on average shareholders’ equity (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average shareholder equity. 5. Operating return on average tangible common equity (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average tangible common equity (Non-GAAP). Note: Totals may not add due to rounding $ in Thousands, unless otherwise indicated 2Q25 1Q25 4Q24 3Q24 2Q24 1Q24 4Q23 3Q23 Operating Earnings Net Income (GAAP) $ 11,705 $ 11,254 $ 9,640 $ 9,140 $ 8,003 $ 9,358 $ 6,190 $ 2,067 Noninterest Income: Securities (Gains) Losses 4 - (64) - - - - 6,801 Gain on Sale of Branch Building - - - - (283) (1,346) - - Noninterest Expenses: Donation of a Former Branch Location - - - - - - 250 - Accruals For Pending Litigation - - - - - - 675 - Merger Related And Restructuring Expenses - - - - - - - 110 Income Taxes: Income Tax Effect Of Adjustments (1) - 17 - 73 348 (239) (1,785) Operating Earnings (Non-GAAP) $ 11,708 $ 11,254 $ 9,593 $ 9,140 $ 7,793 $ 8,360 $ 6,876 $ 7,193 Operating Earnings Per Common Share (Non-GAAP): Basic $ 0.70 $ 0.67 $ 0.57 $ 0.55 $ 0.47 $ 0.50 $ 0.41 $ 0.43 Diluted 0.69 0.67 0.57 0.54 0.46 0.49 0.41 0.43 Operating Noninterest Income Noninterest Income (GAAP) $ 8,898 $ 8,597 $ 9,030 $ 9,139 $ 7,604 $ 8,380 $ 7,579 $ 691 Securities (Gains) Losses 4 - (64) - - - - 6,801 Operating Noninterest Income (Non-GAAP) $ 8,902 $ 8,597 $ 8,966 $ 9,139 $ 7,321 $ 7,034 $ 7,579 $ 7,492 Operating Noninterest Expense Noninterest Expense (GAAP) $ 32,569 $ 32,296 $ 32,291 $ 30,846 $ 29,201 $ 28,553 $ 29,695 $ 28,516 Donation of a Former Branch Location - - - - - - (250) - Accruals For Pending Litigation - - - - - - (675) - Merger Related And Restructuring Expenses - - - - - - - (110) Operating Noninterest Expense (Non-GAAP) $ 32,569 $ 32,296 $ 32,291 $ 30,846 $ 29,201 $ 28,553 $ 28,770 $ 28,406 Operating Revenue Net Interest Income (GAAP) $ 40,343 $ 38,238 $ 37,783 $ 35,032 $ 32,814 $ 31,721 $ 31,517 $ 31,006 Operating Noninterest Income (Non-GAAP) 8,902 8,597 8,966 9,139 7,321 7,034 7,579 7,492 Operating Revenue (Non-GAAP) 49,245 46,835 46,749 44,171 40,135 38,755 39,096 38,498 Operating Pre-Provision Net Revenue ("PPNR") Earnings Operating Revenue (Non-GAAP) $ 49,245 $ 46,835 $ 46,749 $ 44,171 $ 40,135 $ 38,755 $ 39,096 $ 38,498 Operating Noninterest Expense (Non-GAAP) (32,569) (32,296) (32,291) (30,846) (29,201) (28,553) (28,770) (28,406) Operating PPNR Earnings (Non-GAAP) $ 16,676 $ 14,539 $ 14,458 $ 13,325 $ 10,934 $ 10,202 $ 10,326 $ 10,092 Non-GAAP Return Ratios Operating Return On Average Assets (Non-GAAP)(1) 0.88% 0.87% 0.75% 0.74% 0.64% 0.69% 0.57% 0.60% Operating PPNR Return On Average Assets (Non-GAAP)(2) 1.25% 1.12% 1.13% 1.08% 0.90% 0.84% 0.86% 0.84% Return On Average Tangible Common Equity (Non-GAAP)(3) 11.53% 11.60% 9.99% 9.75% 8.94% 10.62% 7.18% 2.43% Operating Return On Average Shareholders' Equity (Non-GAAP)(4) 9.19% 9.17% 7.80% 7.60% 6.72% 7.29% 6.07% 6.41% Operating Return On Average Tangible Common Equity (Non-GAAP)(5) 11.53% 11.60% 9.94% 9.75% 8.70% 9.49% 7.98% 8.46% Operating Efficiency Ratio Efficiency Ratio (GAAP) 66.14% 68.96% 68.98% 69.83% 72.25% 71.20% 75.95% 89.96% Adjustment For Taxable Equivalent Yields (0.47%) (0.50%) (0.49%) (0.55%) (0.63%) (0.17%) (0.18%) (0.27%) Adjustment For Securities (Gains) Losses (0.01%) - 0.09% - - - - (15.89%) Adjustment For Sale of Branch Building - - - - 0.51% 2.46% - - Adjustment For Donation of a Former Branch Location - - - - - - (0.64%) - Adjustment For Accruals For Pending Litigation - - - - - - (1.72%) - Adjustment For Merger Expenses - - - - - - - (0.20%) Operating Efficiency Ratio (Non-GAAP) 65.66% 68.46% 68.58% 69.28% 72.13% 73.50% 73.41% 73.60%

NON-GAAP RECONCILIATION 31 1. Operating return on average assets (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average assets. 2. Operating PPNR return on average assets (Non-GAAP) is the annualized operating PPNR earnings (Non-GAAP) divided by average assets. 3. Return on average tangible common equity (Non-GAAP) is the annualized net income divided by average tangible common equity (Non-GAAP). 4. Operating return on average shareholders’ equity (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average shareholder equity. 5. Operating return on average tangible common equity (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average tangible common equity (Non-GAAP). Note: Totals may not add due to rounding $ in Thousands, unless otherwise indicated 2Q23 1Q23 4Q22 3Q22 2Q22 1Q22 4Q21 3Q21 Operating Earnings Net Income (GAAP) $ 8,836 $ 11,500 $ 13,004 $ 11,543 $ 10,215 $ 8,259 $ 6,655 $ 9,600 Noninterest Income: Securities (Gains) Losses - - (144) - - - - (45) Gain on Sale of Branch Building - - - - - - - - Noninterest Expenses: Donation of a Former Branch Location - - - - - - - - Accruals For Pending Litigation - - - - - - - - Merger Related And Restructuring Expenses - - (45) 87 81 439 2,762 464 Income Taxes: Income Tax Effect Of Adjustments - - 49 (22) (21) (113) (713) (108) Operating Earnings (Non-GAAP) $ 8,836 $ 11,500 $ 12,864 $ 11,608 $ 10,275 $ 8,585 $ 8,704 $ 9,911 Operating Earnings Per Common Share (Non-GAAP): Basic $ 0.53 $ 0.69 $ 0.77 $ 0.69 $ 0.61 $ 0.51 $ 0.52 $ 0.64 Diluted 0.52 0.68 0.76 0.69 0.61 0.51 0.52 0.63 Operating Noninterest Income Noninterest Income (GAAP) $ 7,130 $ 6,925 $ 7,125 $ 6,250 $ 7,229 $ 7,111 $ 6,806 $ 6,309 Securities (Gains) Losses - - (144) - - - - (45) Operating Noninterest Income (Non-GAAP) $ 7,130 $ 6,925 $ 6,981 $ 6,250 $ 7,229 $ 7,111 $ 6,806 $ 6,264 Operating Noninterest Expense Noninterest Expense (GAAP) $ 27,410 $ 27,529 $ 27,416 $ 27,230 $ 25,926 $ 25,718 $ 27,823 $ 23,309 Donation of a Former Branch Location - - - - - - - - Accruals For Pending Litigation - - - - - - - - Merger Related And Restructuring Expenses - - 45 (87) (81) (439) (2,762) (464) Operating Noninterest Expense (Non-GAAP) $ 27,410 $ 27,529 $ 27,461 $ 27,143 $ 25,845 $ 25,279 $ 25,061 $ 22,845 Operating Revenue Net Interest Income (GAAP) $ 31,575 $ 35,982 $ 37,612 $ 36,708 $ 33,062 $ 30,118 $ 29,855 $ 30,382 Operating Noninterest Income (Non-GAAP) 7,130 6,925 6,981 6,250 7,229 7,111 6,806 6,264 Operating Revenue (Non-GAAP) 38,705 42,907 44,593 42,958 40,291 37,229 36,661 36,646 Operating Pre-Provision Net Revenue ("PPNR") Earnings Operating Revenue (Non-GAAP) $ 38,705 $ 42,907 $ 44,593 $ 42,958 $ 40,291 $ 37,229 $ 36,661 $ 36,646 Operating Noninterest Expense (Non-GAAP) (27,410) (27,529) (27,461) (27,143) (25,845) (25,279) (25,061) (22,845) Operating PPNR Earnings (Non-GAAP) $ 11,295 $ 15,378 $ 17,132 $ 15,815 $ 14,446 $ 11,950 $ 11,600 $ 13,801 Non-GAAP Return Ratios Operating Return On Average Assets (Non-GAAP)(1) 0.75% 0.97% 1.10% 0.96% 0.88% 0.76% 0.77% 1.00% Operating PPNR Return On Average Assets (Non-GAAP)(2) 0.96% 1.30% 1.46% 1.30% 1.23% 1.05% 1.03% 1.39% Return On Average Tangible Common Equity (Non-GAAP)(3) 10.57% 14.45% 16.65% 14.36% 13.02% 10.39% 8.18% 12.84% Operating Return On Average Shareholders' Equity (Non-GAAP)(4) 7.98% 10.79% 12.15% 10.83% 9.82% 8.14% 8.09% 10.01% Operating Return On Average Tangible Common Equity (Non-GAAP)(5) 10.57% 14.45% 16.47% 14.44% 13.09% 10.80% 10.70% 13.26% Operating Efficiency Ratio Efficiency Ratio (GAAP) 70.82% 64.16% 61.28% 63.39% 64.35% 69.08% 75.89% 63.53% Adjustment For Taxable Equivalent Yields (0.18%) (0.14%) (0.22%) (0.25%) (0.27%) (0.31%) (0.32%) (0.25%) Adjustment For Securities (Gains) Losses - - 0.20% - - - - (0.08%) Adjustment For Sale of Branch Building - - - - - - - - Adjustment For Donation of a Former Branch Location - - - - - - - - Adjustment For Accruals For Pending Litigation - - - - - - - - Adjustment For Merger Expenses - - 0.10% (0.21%) (0.20%) (1.17%) (7.50%) (1.10%) Operating Efficiency Ratio (Non-GAAP) 70.64% 64.02% 61.36% 62.93% 63.88% 67.60% 68.07% 62.09%

NON-GAAP RECONCILIATION 1. Tangible book value per share (Non-GAAP) is computed by dividing total stockholder’s equity, less goodwill and other intangible assets, by common shares outstanding. 32 Note: Totals may not add due to rounding $ in Thousands, unless otherwise indicated 2Q25 1Q25 4Q24 3Q24 2Q24 1Q24 4Q23 3Q23 Tangible Common Equity: Shareholders' Equity (GAAP) $ 519,127 $ 505,941 $ 491,461 $ 489,023 $ 472,465 $ 466,796 $ 459,886 $ 446,652 Less Goodwill And Other Intangible Assets 103,588 104,154 104,723 105,324 105,929 106,537 107,148 107,792 Tangible Common Equity (Non-GAAP) $ 415,539 $ 401,787 $ 386,738 $ 383,699 $ 366,536 $ 360,259 $ 352,738 $ 338,860 Average Tangible Common Equity: Average Shareholders' Equity (GAAP) $ 511,067 $ 497,980 $ 489,172 $ 478,642 $ 466,371 $ 461,148 $ 449,526 $ 445,432 Less Goodwill And Other Intangible Assets 103,936 104,504 105,093 105,701 106,301 106,920 107,551 108,194 Average Tangible Common Equity (Non-GAAP) $ 407,131 $ 393,476 $ 384,079 $ 372,941 $ 360,070 $ 354,228 $ 341,975 $ 337,238 Tangible Book Value Per Common Share: Book Value Per Common Share (GAAP) $ 30.51 $ 29.73 $ 29.04 $ 28.89 $ 27.91 $ 27.37 $ 27.07 $ 26.28 Adjustment Due To Goodwill And Other Intangible Assets (6.09) (6.12) (6.19) (6.22) (6.25) (6.25) (6.31) (6.34) Tangible Book Value Per Common Share (Non-GAAP)(1) $ 24.42 $ 23.61 $ 22.85 $ 22.67 $ 21.66 $ 21.12 $ 20.76 $ 19.94 Tangible Common Equity To Tangible Assets: Total Assets (GAAP) $ 5,490,863 $ 5,411,217 $ 5,275,904 $ 4,908,934 $ 4,891,009 $ 4,954,690 $ 4,829,387 $ 4,797,171 Less Goodwill And Other Intangibles 103,588 104,154 104,723 105,324 105,929 106,537 107,148 107,792 Tangible Assets (Non-GAAP) $ 5,387,275 $ 5,307,063 $ 5,171,181 $ 4,803,610 $ 4,785,080 $ 4,848,153 $ 4,722,239 $ 4,689,379 Tangible Common Equity To Tangible Assets (Non-GAAP): 7.71% 7.57% 7.48% 7.99% 7.66% 7.43% 7.47% 7.23%

NON-GAAP RECONCILIATION 1. Tangible book value per share (Non-GAAP) is computed by dividing total stockholder’s equity, less goodwill and other intangible assets, by common shares outstanding. 33 Note: Totals may not add due to rounding $ in Thousands, unless otherwise indicated 2Q23 1Q23 4Q22 3Q22 2Q22 1Q22 4Q21 3Q21 Tangible Common Equity: Shareholders' Equity (GAAP) $ 444,847 $ 443,399 $ 432,452 $ 414,711 $ 420,427 $ 420,042 $ 429,430 $ 424,720 Less Goodwill And Other Intangible Assets 108,439 109,114 109,772 110,460 104,582 105,215 105,852 104,930 Tangible Common Equity (Non-GAAP) $ 336,408 $ 334,285 $ 322,680 $ 304,251 $ 315,845 $ 314,827 $ 323,578 $ 319,790 Average Tangible Common Equity: Average Shareholders' Equity (GAAP) $ 444,283 $ 432,382 $ 420,037 $ 425,365 $ 419,726 $ 427,945 $ 426,808 $ 392,798 Less Goodwill And Other Intangible Assets 108,851 109,537 110,206 106,483 104,986 105,617 104,193 96,250 Average Tangible Common Equity (Non-GAAP) $ 335,432 $ 322,845 $ 309,831 $ 318,882 $ 314,740 $ 322,328 $ 322,615 $ 296,548 Tangible Book Value Per Common Share: Book Value Per Common Share (GAAP) $ 26.16 $ 26.08 $ 25.59 $ 24.56 $ 24.88 $ 24.86 $ 25.56 $ 25.28 Adjustment Due To Goodwill And Other Intangible Assets (6.38) (6.42) (6.50) (6.54) (6.19) (6.23) (6.30) (6.25) Tangible Book Value Per Common Share (Non-GAAP)(1) $ 19.78 $ 19.66 $ 19.09 $ 18.02 $ 18.69 $ 18.64 $ 19.26 $ 19.03 Tangible Common Equity To Tangible Assets: Total Assets (GAAP) $ 4,745,800 $ 4,769,805 $ 4,637,498 $ 4,796,911 $ 4,788,113 $ 4,718,579 $ 4,611,579 $ 4,384,031 Less Goodwill And Other Intangibles 108,439 109,114 109,772 110,460 104,582 105,215 105,852 104,930 Tangible Assets (Non-GAAP) $ 4,637,361 $ 4,660,691 $ 4,527,726 $ 4,686,451 $ 4,683,531 $ 4,613,364 $ 4,505,727 $ 4,279,101 Tangible Common Equity To Tangible Assets (Non-GAAP): 7.25% 7.17% 7.13% 6.49% 6.74% 6.82% 7.18% 7.47%

NON-GAAP RECONCILIATION 1. Tangible book value per share (Non-GAAP) is computed by dividing total stockholder’s equity, less goodwill and other intangible assets, by common shares outstanding. 34 Note: Totals may not add due to rounding $ in Thousands, unless otherwise indicated 2Q25 1Q25 4Q24 3Q24 2Q24 1Q24 4Q23 3Q23 Tangible Common Equity (Excluding AOCI): Shareholders' Equity (GAAP) $ 519,127 $ 505,941 $ 491,461 $ 489,023 $ 472,465 $ 466,796 $ 459,886 $ 446,652 Less Goodwill And Other Intangible Assets 103,588 104,154 104,723 105,324 105,929 106,537 107,148 107,792 Tangible Common Equity (Non-GAAP) $ 415,539 $ 401,787 $ 386,738 $ 383,699 $ 366,536 $ 360,259 $ 352,738 $ 338,860 Less Adjustment Due to AOCI (Loss) (17,274) (19,647) (23,671) (17,349) (25,798) (27,425) (25,907) (34,156) Tangible Common Equity (Excl. AOCI) (Non-GAAP) $ 432,813 $ 421,434 $ 410,409 $ 401,048 $ 392,334 $ 387,684 $ 378,645 $ 373,016 Tangible Book Value Per Common Share (Excluding AOCI): Book Value Per Common Share (GAAP) $ 30.51 $ 29.73 $ 29.04 $ 28.89 $ 27.91 $ 27.37 $ 27.07 $ 26.28 Adjustment Due To Goodwill And Other Intangible Assets (6.09) (6.12) (6.19) (6.22) (6.25) (6.25) (6.31) (6.34) Tangible Book Value Per Common Share (Non-GAAP)(1) $ 24.42 $ 23.61 $ 22.85 $ 22.67 $ 21.66 $ 21.12 $ 20.76 $ 19.94 Less Adjustment Due to AOCI (Loss) (1.02) (1.15) (1.40) (1.02) (1.52) (1.61) (1.52) (2.01) Tangible Book Value Per Common Share (Excl. AOCI) (Non-GAAP) $ 25.43 $ 24.76 $ 24.25 $ 23.69 $ 23.18 $ 22.73 $ 22.29 $ 21.95 2Q23 1Q23 4Q22 3Q22 2Q22 1Q22 4Q21 3Q21 Tangible Common Equity (Excluding AOCI): Shareholders' Equity (GAAP) $ 444,847 $ 443,399 $ 432,452 $ 414,711 $ 420,427 $ 420,042 $ 429,430 $ 424,720 Less Goodwill And Other Intangible Assets 108,439 109,114 109,772 110,460 104,582 105,215 105,852 104,930 Tangible Common Equity (Non-GAAP) $ 336,408 $ 334,285 $ 322,680 $ 304,251 $ 315,845 $ 314,827 $ 323,578 $ 319,790 Less Adjustment Due to AOCI (Loss) (35,017) (28,620) (35,324) (40,807) (24,648) (15,556) 1,443 2,559 Tangible Common Equity (Excl. AOCI) (Non-GAAP) $ 371,425 $ 362,905 $ 358,004 $ 345,058 $ 340,493 $ 330,383 $ 322,135 $ 317,231 Tangible Book Value Per Common Share (Excluding AOCI): Book Value Per Common Share (GAAP) $ 26.16 $ 26.08 $ 25.59 $ 24.56 $ 24.88 $ 24.86 $ 25.56 $ 25.28 Adjustment Due To Goodwill And Other Intangible Assets (6.38) (6.42) (6.50) (6.54) (6.19) (6.23) (6.30) (6.25) Tangible Book Value Per Common Share (Non-GAAP)(1) $ 19.78 $ 19.66 $ 19.09 $ 18.02 $ 18.69 $ 18.64 $ 19.26 $ 19.03 Less Adjustment Due to AOCI (Loss) (2.06) (1.68) (2.09) (2.42) (1.46) (0.92) 0.09 0.15 Tangible Book Value Per Common Share (Excl. AOCI) (Non-GAAP) $ 21.84 $ 21.34 $ 21.18 $ 20.43 $ 20.15 $ 19.56 $ 19.17 $ 18.88

NON-GAAP RECONCILIATION 1. Tangible book value per share (Non-GAAP) is computed by dividing total stockholder’s equity, less goodwill and other intangible assets, by common shares outstanding. 35 Note: Totals may not add due to rounding $ in Thousands, unless otherwise indicated 2024Y 2023Y 2022Y 2021Y 2020Y 2019Y Tangible Common Equity (Excluding AOCI): Shareholders' Equity (GAAP) $ 491,461 $ 459,886 $ 432,452 $ 429,430 $ 357,168 $ 312,747 Less Goodwill And Other Intangible Assets 104,723 107,148 109,772 105,852 86,471 77,193 Tangible Common Equity (Non-GAAP) $ 386,738 $ 352,738 $ 322,680 $ 323,578 $ 270,697 $ 235,554 Less Adjustment Due to AOCI (Loss) (23,671) (25,907) (35,324) 1,443 2,183 168 Tangible Common Equity (Excl. AOCI) (Non-GAAP) $ 410,409 $ 378,645 $ 358,004 $ 322,135 $ 268,514 $ 235,386 Tangible Book Value Per Common Share (Excluding AOCI): Book Value Per Common Share (GAAP) $ 29.04 $ 27.07 $ 25.59 $ 25.56 $ 23.64 $ 22.33 Adjustment Due To Goodwill And Other Intangible Assets (6.19) (6.31) (6.50) (6.30) (5.72) (5.51) Tangible Book Value Per Common Share (Non-GAAP)(1) $ 22.85 $ 20.76 $ 19.09 $ 19.26 $ 17.92 $ 16.82 Less Adjustment Due to AOCI (Loss) (1.40) (1.52) (2.09) 0.09 0.14 0.01 Tangible Book Value Per Common Share (Excl. AOCI) (Non-GAAP) $ 24.25 $ 22.29 $ 21.18 $ 19.17 $ 17.77 $ 16.80